Statement of Additional Information Supplement

February 15, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated February 15, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Statement of Additional Information dated April 30, 2012 of:

Active International Allocation Portfolio

Advantage Portfolio

Asian Equity Portfolio

Growth Portfolio

Emerging Markets Portfolio

Emerging Markets Domestic Debt Portfolio

Global Advantage Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Insight Portfolio

Global Opportunity Portfolio

Global Real Estate Portfolio

Insight Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

International Small Cap Portfolio

Opportunity Portfolio

Select Global Infrastructure Portfolio

Small Company Growth Portfolio

U.S. Real Estate Portfolio

The third paragraph of the section of the Fund's Statement of Additional Information entitled "Distribution and Shareholder Services Plans—Revenue Sharing" is hereby deleted and replaced with the following:

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On Class I, Class P, Class H and Class L shares of the Portfolios held in Intermediary accounts, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(2)  With respect to one or more Intermediaries, a one-time fee in an amount up to $25,000 for access to such Intermediary's sales platform(s).

Please retain this supplement for future reference.